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                                                                    EXHIBIT 4.3

              COMMON STOCK                                                                 COMMON STOCK


                                                                                   INCORPORATED UNDER THE LAWS
                                                                                     OF THE STATE OF MARYLAND

 NUMBER                                                                                                                 SHARES
JDN 8061


             THIS CERTIFICATE IS TRANSFERABLE
                 IN NEW YORK, NEW YORK OR                                               CUSIP 465917 10 2
                 CHARLOTTE, NORTH CAROLINA                                      SEE REVERSE FOR CERTAIN DEFINITIONS



                                                  JDN REALTY CORPORATION


                                 THIS CERTIFIES THAT


                                                         SPECIMEN



                                 is the registered holder of



                  FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,  PAR VALUE $.01 PER SHARE, OF



                                                   CERTIFICATE OF STOCK

                       JDN Realty Corporation transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

                                In Witness Whereof the Corporation has caused the facsimile signatures of its duly authorized officers to be printed hereon.


               Dated:

               COUNTERSIGNED AND REGISTERED:
                 FIRST UNION NATIONAL BANK OF NORTH CAROLINA
                              (CHARLOTTE, N.C.)

                                              TRANSFER AGENT            J. DONALD S. NICHOLS           WILLIAM J. KERLEY
                                               AND REGISTRAR
               BY
                                                                   CHAIRMAN OF THE BOARD AND     CHIEF FINANCIAL OFFICER,
                                        AUTHORIZED SIGNATURE         CHIEF EXECUTIVE OFFICER      SECRETARY AND TREASURER

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                            JDN REALTY CORPORATION

        IF NECESSARY TO EFFECT COMPLIANCE BY THE CORPORATION WITH CERTAIN PROVISIONS OF THE INTERNAL REVENUE COE OF 1986, AS AMENDED, THE TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE PROHIBITED UPON THE TERMS AND CONDITIONS SET FORTH IN THE ARTICLES OF INCORPORATION AND BYLAWS OF THE CORPORATION. THE CORPORATION WILL FURNISH A COPY OF SUCH TERMS AND CONDITIONS TO THE REGISTERED HOLDER OF THIS CERTIFICATE UPON REQUEST AND WITHOUT CHARGE, TO ENABLE THE CORPORATION TO ENSURE THAT IT COMPLIES WITH THE PROVISIONS OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE HOLDER OF THE SHARES REPRESENTED BY THIS CERTIFICATE AND ANY PROPOSED TRANSFEREE OF SUCH HOLDER SHALL, UPON DEMAND, DISCLOSE TO THE CORPORATION IN WRITING SUCH INFORMATION AS THE CORPORATION MAY DEEM NECESSARY FOR SUCH PURPOSES.
        THE CORPORATION HAS THE AUTHORITY TO ISSUE STOCK OF MORE THAN ONE CLASS. THE CORPORATION WILL, ON REQUEST AND WITHOUT CHARGE, FURNISH A FULL STATEMENT OF THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS, AND TERMS AND CONDITIONS OF REDEMPTION OF THE STOCK OF EACH CLASS WHICH THE CORPORATION IS AUTHORIZED TO ISSUE.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM --as tenants in common              UNIF GIFT MIN ACT --_____ Custodian _________
TEN ENT --as tenants by the entireties                          (Cust)           (Minor)
JT TEN  --as joint tenants with right of                        under Uniform Gifts to Minors
          survivorship and not as tenants                       Act ___________________
          in common                                                       (State)

    Additional abbreviations may also be used though not in the above list.

For value received, ___________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

   [                             ]

-------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

------------------------------------------------------------------------ shares of the Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint

-----------------------------------------------------------------------Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:


        -----------------------------------------------------------------------
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
        WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.




SIGNATURE(S) GUARANTEED:
                         ------------------------------------------------------
                         THE SIGNATURE(S) SHOULD BE GUARNATEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.



KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.